Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2006

Boston Properties, Inc.

Fourth Quarter 2006

Table of Contents

	Page		Page
Company Profile	3	Retail Properties - Lease Expiration Roll Out	27
Investor Information	4	Grand Total - Office, Office/Technical, Industrial and Retail Properties	28
Research Coverage	5	Greater Boston Area Lease Expiration Roll Out	29-30
Financial Highlights	6	Washington, D.C. Area Lease Expiration Roll Out	31-32
Consolidated Balance Sheets	7	San Francisco Area Lease Expiration Roll Out	33-34
Consolidated Income Statements	8	Midtown Manhattan Area Lease Expiration Roll Out	35-36
Funds From Operations	9	Princeton Area Lease Expiration Roll Out	37-38
Reconciliation to Diluted Funds From Operations	10	CBD/Suburban Lease Expiration Roll Out	39-40
Funds Available for Distribution and Interest Coverage Ratios	11	Hotel Performance	41
Discontinued Operations	12	Occupancy Analysis	42
Capital Structure	13	Same Property Performance	43
Debt Analysis	14-16	Reconciliation to Same Property Performance and Net Income	44-45
Unconsolidated Joint Ventures	17-18	Leasing Activity	46
Value-Added Fund	19	Capital Expenditures, Tenant Improvements and Leasing Commissions	47
Portfolio Overview-Square Footage	20	Acquisitions/Dispositions	48
In-Service Property Listing	21-23	Value Creation Pipeline - Construction in Progress	49
Top 20 Tenants and Tenant Diversification	24	Value Creation Pipeline - Land Parcels and Purchase Options	50
Office Properties-Lease Expiration Roll Out	25	Definitions	51
Office/Technical Properties-Lease Expiration Roll Out	26

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2006

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes two hotels. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and fourteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, and Edward H. Linde, our President and Chief Executive Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our three Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot
(as of December 31, 2006)
Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	131
Total Square Feet	43.4 million
Common Shares and Units Outstanding (as converted)	141.1 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.43% (excluding 12/29/06 special dividend)
Total Market Capitalization	$20.4 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (S&P and Fitch)

Boston Properties, Inc.

Fourth Quarter 2006

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
President and Chief Executive Officer, Director	Director, Chairman of Audit Committee	Executive Vice President for Operations	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chairman of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Peter D. Johnston	Frank D. Burt
Director	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, General Counsel

William M. Daley	David A. Twardock
Director, Chairman of Nominating & Corporate Governance Committee	Director	Bryan J. Koop	Arthur S. Flashman
		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
111 Huntington Avenue	BXP	Boston Properties, Inc.	Financial inquiries should be directed to Michael Walsh, Senior Vice President -
Suite 300		111 Huntington Avenue, Suite 300
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Finance, at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Investor or media inquiries
should be directed to Kathleen
DiChiara, Investor Relations
Manager, at 617.236.3343 or
kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
High Closing Price	$118.00	$104.98	$91.55	$96.87	$76.05
Low Closing Price	$103.23	$91.26	$82.87	$75.36	$65.11
Average Closing Price	$109.59	$98.49	$87.43	$83.64	$71.40
Closing Price, at the end of the quarter	$111.88	$103.34	$90.40	$93.25	$74.13
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized (1)	2.43%	2.63%	3.01%	2.92%	3.67%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	141,099	140,435	140,291	139,213	139,158
Closing market value of outstanding shares and units (thousands)	$15,786,156	$14,512,553	$12,682,306	$12,981,612	$10,315,783

(1)	Excludes special dividend of $5.40 per share paid on January 30, 2007 and $2.50 per share paid on October 31, 2005.

Timing
Quarterly results for 2007 will be announced according to the following schedule:

First Quarter	Late April 2007
Second Quarter	Late July 2007
Third Quarter	Late October 2007
Fourth Quarter	Late January 2008

Boston Properties, Inc.

Fourth Quarter 2006

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Anthony Paolone / Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Janice Svec
			Fitch Ratings
Ross Nussbaum / Charlotte Ng	Jordan Sadler	Sue Berliner / Elizabeth Carter	212.908.0304
Banc of America Securities	KeyBanc Capital Markets	Bear Stearns & Company
212.847.5668 / 212.933.2029	917.368.2280	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody’s Investors Service
Ross Smotrich / Jeffrey Langbaum	David Harris / David Toti	Thomas Cook	212.553.4924
Bear Stearns & Company	Lehman Brothers	Citigroup Global Markets
212.272.8046 / 212.272.4201	212.526.1790 / 212.526.2002	212.723.1112	James Fielding
			Standard & Poor’s
Jonathan Litt / Michael Bilerman	Steve Sakwa / Ian Weissman	Matthew Lynch	212.438.2452
Citigroup Global Markets	Merrill Lynch & Company	Credit Suisse Securities
212.816.0231 / 212.816.1383	212.449.0335 / 212.449.6255	212.325.6456

Louis Taylor / Kristin Brown	Matthew Ostrower / David Cohen	Scott O’Shea
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
203.863.2381 / 203.863.2381	212.761.6284 / 212.761.8564	212.250.7190

Wilkes Graham / Matt Konrad	Sri Nagarajan / Mitchell Germain	Mark Streeter
Friedman, Billings, Ramsey	RBC Capital Markets	J.P. Morgan Securities
703.312.9737 / 703.312.9731	212.428.2360 / 212.428.2364	212.834.5086

Jay Habermann / Sloan Bohlen	John Guinee / Michael Hudgins	John Forrey / James Rank
Goldman Sachs & Company	Stifel, Nicolaus & Company	Merrill Lynch & Company
917.343.4260 / 212.902.2796	410.454.5520 / 410.454.4830	212.449.1812 / 212.449.6533

Michael Knott	James Feldman / Gretchen Amidon
Green Street Advisors	UBS Investment Research
949.640.8780	212.713.4932 / 212.713.4057

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2006

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Income Items:
Revenue	$378,673	$372,460	$370,349	$356,104	$366,333
Straight line rent (SFAS 13)	$15,942	$12,841	$11,723	$13,155	$13,596
Fair value lease revenue (SFAS 141) (1)	$1,395	$1,111	$492	$417	$293
Lease termination fees (included in revenue) (2)	$2,233	$3,692	$1,400	$812	$4,038
Capitalized interest	$1,365	$1,560	$1,304	$1,692	$2,425
Capitalized wages	$2,066	$2,082	$1,523	$1,353	$1,340
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	69.6%	68.3%	68.9%	68.2%	68.4%
Net income available to common shareholders	$71,655	$107,962	$625,731	$67,737	$154,063
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$141,850	$137,276	$129,390	$119,210	$126,701
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.18	$1.16	$1.10	$1.03	$1.09
Net income available to common shareholders per share - basic	$0.61	$0.93	$5.33	$0.60	$1.35
Net income available to common shareholders per share -diluted	$0.60	$0.91	$5.23	$0.59	$1.32
Dividends per common share (5)	$6.08	$0.68	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$125,053	$120,919	$110,307	$104,527	$101,976

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.18	3.10	2.89	2.81	2.93
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	3.12	3.03	2.84	2.75	2.84
FFO Payout Ratio (8)	57.63%	58.62%	61.82%	66.02%	62.39%
FAD Payout Ratio (9)	75.50%	77.26%	83.77%	87.41%	89.33%

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Capitalization:
Total Debt	$4,600,937	$4,733,323	$4,833,401	$4,696,713	$4,826,254
Common Stock Price @ Quarter End	$111.88	$103.34	$90.40	$93.25	$74.13
Equity Value @ Quarter End	$15,786,156	$14,512,553	$12,682,306	$12,981,612	$10,315,783
Total Market Capitalization (10)	$20,387,093	$19,245,876	$17,515,707	$17,678,325	$15,142,037
Debt/Total Market Capitalization (10)	22.57%	24.59%	27.59%	26.57%	31.87%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $626 and $933 for the three months ended December 31, 2006 and September 30, 2006, respectively.
(3)	Rental Expense consist of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $7,176, $8,826, $7,907, $7,983 and $8,287 for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2006.
(5)	For the three months ended December 31, 2006, dividends per share includes the $5.40 per common share special dividend paid on January 30, 2007.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Fourth Quarter 2006

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2006	September 30, 2006	June 30, 2006		March 31, 2006	December 31, 2005
ASSETS
Real estate	$8,819,934	$9,040,264	$8,698,493		$8,864,907	$8,724,954
Construction in progress	115,629	57,392	78,926		107,051	177,576
Land held for future development	183,403	210,336	222,519		189,024	248,645
Real estate held for sale	433,492	—	—		—	—
Less accumulated depreciation	(1,392,055)	(1,372,826)	(1,314,472)		(1,320,712)	(1,265,073)

Total real estate	8,160,403	7,935,166	7,685,466		7,840,270	7,886,102
Cash and cash equivalents	725,788	1,049,026	370,396		32,214	261,496
Cash held in escrows	25,784	21,436	894,244	(1)	23,715	25,618
Tenant and other receivables, net	57,052	42,128	35,814		41,458	52,668
Accrued rental income, net	327,337	310,560	298,306		316,048	302,356
Deferred charges, net	274,079	263,675	250,154		246,214	242,660
Prepaid expenses and other assets	40,868	72,033	79,174		91,646	41,261
Investments in unconsolidated joint ventures	83,711	83,485	96,962		98,836	90,207

Total assets	$9,695,022	$9,777,509	$9,710,516		$8,690,401	$8,902,368

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,679,462	$2,811,953	$2,912,135		$3,185,550	$3,297,192
Unsecured senior notes, net of discount	1,471,475	1,471,370	1,471,266		1,471,163	1,471,062
Unsecured exchangeable senior notes	450,000	450,000	450,000		—	—
Unsecured line of credit	- (2)	- (2)	-	(2)	40,000 (2)	58,000
Accounts payable and accrued expenses	102,934	103,581	90,390		86,938	109,823
Dividends and distributions payable	857,892	95,607	95,839		95,344	107,643
Accrued interest payable	47,441	45,703	50,175		39,269	47,911
Other liabilities	239,084 (3)	236,350 (3)	246,042	(3)	98,296	154,123

Total liabilities	5,848,288	5,214,564	5,315,847		5,016,560	5,245,754

Commitments and contingencies	—	—	—		—	—

Minority interests	623,508	746,416	824,924		735,185	739,268

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—		—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—		—	—
Common stock, $.01 par value, 250,000,000 shares authorized,
117,503,542, 116,597,035, 114,219,448, 112,813,657 and 112,542,262 outstanding, respectively	1,175	1,166	1,142		1,128	1,125
Additional paid-in capital	3,119,941	3,068,952	2,831,119		2,759,580	2,745,719
Earnings in excess of dividends	108,155	749,940	720,623		173,129	182,105
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)		(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(3,323)	(807)	19,583		7,541	(8,881)

Total stockholders’ equity	3,223,226	3,816,529	3,569,745		2,938,656	2,917,346

Total liabilities and stockholders’ equity	$9,695,022	$9,777,509	$9,710,516		$8,690,401	$8,902,368

(1)	Cash held in escrows includes approximately $872 million held in escrow by a qualifying intermediary for the purpose of potentially accomplishing a like-kind exchange with proceeds received from the sale of 280 Park Avenue. No qualifying replacement assets were identified by the statutory expiration date of July 21, 2006 and the cash was subsequently released from escrow back to the Company with no restrictions as to its use.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit is included within Mortgage Notes Payable.
(3)	At December 31, 2006, September 30, 2006 and June 30, 2006, Other Liabilities included approximately $45.8 million, $46.4 million and $67.3 million and approximately $15.2 million, $18.8 million and $20.9 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $47.3 million, $46.6 million and $45.8 million related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center, respectively.

Boston Properties, Inc.

Fourth Quarter 2006

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06	31-Dec-05
Revenue:
Rental
Base Rent	$278,186	$273,034	$277,155	$276,398	$279,583
Recoveries from tenants	42,868	45,954	45,506	47,193	44,098
Parking and other	15,261	14,431	14,219	13,829	14,051

Total rental revenue	336,315	333,419	336,880	337,420	337,732
Hotel revenue	25,126	19,847	19,674	12,343	22,161
Development and management services	5,661	4,558	5,230	4,376	3,714
Interest and other	11,571	14,636	8,565	1,965	2,726

Total revenue	378,673	372,460	370,349	356,104	366,333

Expenses:
Operating	64,169	68,164	66,569	67,187	68,440
Real estate taxes	43,205	43,430	43,663	45,427	43,844
Hotel operating	17,392	13,899	12,770	11,477	16,125
General and administrative	16,198	12,739	15,796	14,642	13,136
Interest (1)	71,423	73,571	78,449	74,817	74,804
Depreciation and amortization	70,452	71,548	67,912	66,847	66,290
Losses from early extinguishments of debt (2)	11	208	31,457	467	—

Total expenses	282,850	283,559	316,616	280,864	282,639

Income before minority interests and income from unconsolidated joint ventures	95,823	88,901	53,733	75,240	83,694
Minority interest in property partnerships	—	—	777	1,236	1,366
Income from unconsolidated joint ventures (3)	1,340	20,200	1,677	1,290	1,530

Income before minority interest in Operating Partnership	97,163	109,101	56,187	77,766	86,590
Minority interest in Operating Partnership (4)	(26,691)	(19,028)	(11,758)	(15,470)	(16,928)

Income before gains on sales of real estate and land held for development	70,472	90,073	44,429	62,296	69,662
Gains on sales of real estate, net of minority interest	1,183	17,889	581,302	5,441	48,542

Income before discontinued operations	71,655	107,962	625,731	67,737	118,204
Income from discontinued operations, net of minority interest	—	—	—	—	730
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	—	39,364

Income before cumulative effect of a change in accounting principle	71,655	107,962	625,731	67,737	158,298
Cumulative effect of a change in accounting principle	—	—	—	—	(4,235)

Net income available to common shareholders	$71,655	$107,962	$625,731	$67,737	$154,063

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.61	$0.93	$5.33	$0.60	$1.35

Net income available to common shareholders per share - diluted	$0.60	$0.91	$5.23	$0.59	$1.32

(1)	Interest expense is reported net of capitalized interest of $1,365, $1,560, $1,304, $1,692 and $2,425 for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.
(2)	Includes $31.4 million of losses from early extinguishments of debt associated with the sales of real estate for the three months ended June 30, 2006.
(3)	Includes our share of the gain on sale of 265 Franklin Street totaling approximately $17.9 million for the three months ended September 30, 2006.
(4)	Equals minority interest share of 15.18%, 15.62%, 15.68%, 15.95% and 16.02% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2006

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Dec-06		30-Sep-06		30-Jun-06	31-Mar-06	31-Dec-05
Net income available to common shareholders	$71,655		$107,962		$625,731	$67,737	$154,063
Add:
Minority interest in Operating Partnership	26,691		19,028		11,758	15,470	16,928
Cumulative effect of a change in accounting principle, net of minority interest	—		—		—	—	4,235
Less:
Minority interest in property partnerships	—		—		777	1,236	1,366
Income from unconsolidated joint ventures	1,340		20,200		1,677	1,290	1,530
Gain on sales of real estate, net of minority interest	1,183		17,889		581,302	5,441	48,542
Income from discontinued operations, net of minority interest	—		—		—	—	730
Gain on sales of real estate from discontinued operations, net of minority interest	—		—		—	—	39,364

Income before minority interests and income from unconsolidated joint ventures	95,823		88,901		53,733	75,240	83,694
Add:
Real estate depreciation and amortization (1)	71,495		73,408		69,773	68,674	67,987
Income from discontinued operations	—		—		—	—	869
Income from unconsolidated joint ventures	1,340		2,283	(2)	1,677	1,290	1,530
Less:
Minority property partnerships’ share of funds from operations	—		—		211	268	114
Preferred dividends and distributions	1,431	(3)	1,912		2,965	3,110	3,098

Funds from operations (FFO)	167,227		162,680		122,007	141,826	150,868
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—		—		31,444	—	—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	167,227		162,680		153,451	141,826	150,868
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	25,377		25,404		24,061	22,616	24,167

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$141,850		$137,276		$129,390	$119,210	$126,701

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.21		$1.19		$1.14	$1.06	$1.13

FFO per share - basic	$1.21		$1.19		$0.90	$1.06	$1.13

Weighted average shares outstanding - basic	116,895		115,432		113,994	112,509	112,340

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.18		$1.16		$1.10	$1.03	$1.09

FFO per share - basic	$1.18		$1.16		$0.88	$1.03	$1.09

Weighted average shares outstanding - diluted	121,456		120,727		120,605	120,013	119,497

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $70,452, $71,548, $67,912, $66,847 and $66,290, our share of unconsolidated joint venture real estate depreciation and amortization of $2,250, $2,253, $2,280, $2,304 and $2,174 and depreciation and amortization from discontinued operations of $0, $0, $0, $0 and $63, less corporate related depreciation of $295, $393, $419, $477 and $540 and adjustment to asset retirement obligations of $912, $0, $0, $0 and $0 for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.
(2)	Excludes approximately $17.9 million related to our share of the gain on sale and related loss from early extinguishment of debt associated with the sale of 265 Franklin Street.
(3)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005 was 84.82%, 84.38%, 84.32%, 84.05% and 83.98%, respectively.

Boston Properties, Inc.

Fourth Quarter 2006

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2006			September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005
	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)

Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$167,227		137,808	$162,680	136,793	$153,451	135,192	$141,826	133,853	$150,868	133,768
Effect of Dilutive Securities
Convertible Preferred Units	1,431	(1)	2,266	1,912	2,999	2,965	4,430	3,110	4,857	3,098	4,857
Stock Options and other	—		2,295	—	2,296	—	2,182	—	2,648	—	2,300

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$168,658		142,369	$164,592	142,088	$156,416	141,804	$144,936	141,358	$153,966	140,925

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,775		20,913	24,745	21,361	23,383	21,199	21,885	21,345	23,411	21,428

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (2)	$143,883		121,456	$139,847	120,727	$133,033	120,605	$123,051	120,013	$130,555	119,497

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.21			$1.19		$1.14		$1.06		$1.13

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.18			$1.16		$1.10		$1.03		$1.09

(1)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005 was 85.31%, 84.97%, 85.05%, 84.90% and 84.79%, respectively.

Boston Properties, Inc.

Fourth Quarter 2006

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$167,227	$162,680	$153,451	$141,826	$150,868
2nd generation tenant improvements and leasing commissions	(16,243)	(23,372)	(29,566)	(17,459)	(26,663)
Straight-line rent	(15,942)	(12,841)	(11,723)	(13,155)	(13,596)
Recurring capital expenditures	(10,174)	(6,063)	(5,275)	(4,206)	(9,076)
Fair value interest adjustment	398	(231)	(881)	(824)	(821)
Fair value lease revenue (SFAS 141)	(1,395)	(1,111)	(492)	(417)	(293)
Hotel improvements, equipment upgrades and replacements	(1,213)	(505)	(1,988)	(4,263)	(1,860)
Non real estate depreciation	295	393	419	477	540
Stock-based compensation	2,099	1,950	1,982	2,548	1,749
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	1	19	4,380	—	1,128

Funds available for distribution to common shareholder and common unitholders (FAD)	$125,053	$120,919	$110,307	$104,527	$101,976

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Excluding Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$95,823	$88,901	$53,733	$75,240	$83,694
Interest expense	71,423	73,571	78,449	74,817	74,804
Losses from early extinguishments of debt associated with the sales of real estate	—	—	31,444	—	—
Depreciation and amortization expense	70,452	71,548	67,912	66,847	66,290
Depreciation from joint ventures	2,250	2,253	2,280	2,304	2,174
Income from unconsolidated joint ventures	1,340	2,283	1,677	1,290	1,530
Discontinued operations - depreciation expense	—	—	—	—	63
Discontinued operations	—	—	—	—	869
Straight-line rent	(15,942)	(12,841)	(11,723)	(13,155)	(13,596)
Fair value lease revenue (SFAS 141)	(1,395)	(1,111)	(492)	(417)	(293)

Subtotal	223,951	224,604	223,280	206,926	215,535

Divided by:
Interest expense (1)	70,481	72,542	77,253	73,644	73,540

Interest Coverage Ratio	3.18	3.10	2.89	2.81	2.93

Including Capitalized Interest

Income before minority interests and income from unconsolidated joint ventures	$95,823	$88,901	$53,733	$75,240	$83,694
Interest expense	71,423	73,571	78,449	74,817	74,804
Losses from early extinguishments of debt associated with the sales of real estate	—	—	31,444	—	—
Depreciation and amortization expense	70,452	71,548	67,912	66,847	66,290
Depreciation from joint ventures	2,250	2,253	2,280	2,304	2,174
Income from unconsolidated joint ventures	1,340	2,283	1,677	1,290	1,530
Discontinued operations - depreciation expense	—	—	—	—	63
Discontinued operations	—	—	—	—	869
Straight-line rent	(15,942)	(12,841)	(11,723)	(13,155)	(13,596)
Fair value lease revenue (SFAS 141)	(1,395)	(1,111)	(492)	(417)	(293)

Subtotal	223,951	224,604	223,280	206,926	215,535

Divided by:
Interest expense (1) (2)	71,846	74,102	78,557	75,336	75,965

Interest Coverage Ratio	3.12	3.03	2.84	2.75	2.84

(1)	Excludes amortization of financing costs of $942, $1,029, $1,196, $1,173 and $1,264 for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.
(2)	Includes capitalized interest of $1,365, $1,560, $1,304, $1,692 and $2,425 for the quarters ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.

Boston Properties, Inc.

Fourth Quarter 2006

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during 2006 and 2005 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.

	Three Months Ended
	31-Dec-06	30-Sep-06	30-Jun-06	31-Mar-06	31-Dec-05
Total Revenue (1)	$—	$—	$—	$—	$2,031

Expenses:
Operating	—	—	—	—	28
Hotel operating	—	—	—	—	1,071
Depreciation and amortization	—	—	—	—	63

Total Expenses	—	—	—	—	1,162
Income before minority interest in Operating Partnership	—	—	—	—	869

Minority interest in Operating Partnership	—	—	—	—	139

Income from discontinued operations (net of minority interest)	$—	$—	$—	$—	$730

Properties (2):					Residence Inn by Marriott®
					40-46 Harvard Street

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $0, $0, $0 and $(1) for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005, respectively.
(2)	Discontinued operations does not include the operations of 280 Park Avenue and Embarcadero Center West Tower due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Fourth Quarter 2006

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal December 31, 2006

Mortgage Notes Payable	$2,679,462

Unsecured Line of Credit	—

Unsecured Senior Notes, net of discount	1,471,475

Unsecured Exchangeable Senior Notes	450,000

Total Debt	$4,600,937

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03		3/18/03		1/17/03		12/13/02		Total/Average
Principal Amount	$250,000		$300,000		$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%		5.95%
Coupon	5.000%		5.625%		6.250%		6.250%		5.91%
Discount	99.329%		99.898%		99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)
S&P	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Fitch	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013
Discount	$1,280		$231		$296		$1,718		$3,525

Unsecured Senior Notes, net of discount	$248,720		$299,769		$174,704		$748,282		$1,471,475

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes (1)

Settlement Date	4/6/2006
Principal Amount	$450,000	$450,000
Yield (on issue date)	3.750%	3.750%
First Optional Redemption Date	5/18/2013
Maturity Date	5/18/2036

Unsecured Senior Exchangable Notes		$450,000

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.’s common stock. In connection with the special dividend declared on December 18, 2006, the exchange rate was adjusted to an exchange price of approximately $106.50 per share.

Equity

(in thousands)

	Shares/ Units Outstanding as of 12/31/2006	Common Stock Equivalents		Equivalent (2)

Common Stock	117,504	117,504	(3)	$13,146,348
Common Operating Partnership Units	21,339	21,339	(4)	2,387,407
Series Two Preferred Operating Partnership Units	1,719	2,256		252,401

Total Equity		141,099		$15,786,156

Total Debt				$4,600,937

Total Market Capitalization				$20,387,093

(2)	Value based on December 31, 2006 closing price of $111.88 per share of common stock.
(3)	Includes 164 shares of restricted stock.
(4)	Includes 521 long-term incentive plan units.

Boston Properties, Inc.

Fourth Quarter 2006

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2007	2008	2009	2010	2011	Thereafter	Total
Floating Rate Debt	$—	$475,000	$11,490	$225,000	$—	$—	$711,490
Fixed Rate Debt	45,489	797,794	184,450	130,625	542,781	2,188,308	3,889,447

Total Debt	$45,489	$1,272,794	$195,940	$355,625	$542,781	$2,188,308	$4,600,937

Weighted Average Floating Rate Debt	—	5.85%	6.63%	5.65%	—	—	5.80%
Weighted Average Fixed Rate Debt	7.15%	6.83%	7.10%	7.96%	7.23%	5.64%	6.27%

Total Weighted Average Rate	7.15%	6.47%	7.07%	6.50%	7.23%	5.64%	6.20%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010

(in thousands)

Facility	Outstanding @ 12/31/2006		Letters of Credit	Remaining Capacity @ 12/31/2006
$ 605,000	$—	(1)	$18,100	$361,900	(1)

(1)	$225 million drawn on the unsecured line of credit is secured by 599 Lexington Avenue and is included under Mortgage Notes Payable.

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	41.76%	5.44%	6.8years
Secured Debt	58.24%	6.74%	3.3years

Total Debt	100.00%	6.20%	4.7years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	15.46%	5.80%	2.2years
Fixed Rate Debt	84.54%	6.27%	5.2years

Total Debt	100.00%	6.20%	4.7years

Interest Rate Hedging Instruments (2)

(in thousands)

	Notional Amount	Weighted Average Treasury Rate	Effective Date	Maturity Date
Forward-starting interest rate swaps	$500,000	4.34%	2/1/2007	2/1/2017

(2)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio. On December 19, 2006, the Company entered into an interest rate lock agreement with a lender for a fixed interest rate of 5.57% per annum on a ten-year mortgage financing totaling $750.0 million to be collateralized by the Company’s 599 Lexington Avenue property in New York City. In conjunction with the interest rate lock agreement, the Company terminated its forward-starting interest rate swap contracts and received approximately $10.9 million, which amount will reduce the Company’s interest expense over the ten year term of the financing, resulting in an effective interest rate of 5.38% per annum.

Boston Properties, Inc.

Fourth Quarter 2006

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
Citigroup Center	$8,223	$8,816	$9,453	$10,136	$456,898	$—	$493,526
Times Square Tower	—	475,000	—	—	—	—	475,000
Embarcadero Center One and Two	5,877	278,912	—	—	—	—	284,789
Prudential Center	5,619	259,706	—	—	—	—	265,325
599 Lexington Avenue	—		—	225,000 (1)	—	—	225,000
Embarcadero Center Four	4,346	129,712	—	—	—	—	134,058
Democracy Center	2,421	2,597	91,132	—	—	—	96,150
One Freedom Square	2,121	2,245	2,375	2,513	2,660	66,093	78,007
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	845	916	994	56,306	—	—	59,061
140 Kendrick Street	1,466	1,549	1,637	1,730	1,828	50,291	58,501
New Dominion Technology Park, Building One	1,381	1,481	1,594	1,715	1,846	47,403	55,420
1330 Connecticut Avenue	2,346	2,452	2,577	2,701	45,021	—	55,097
Reservoir Place	1,658	1,666	48,592	—	—	—	51,916
504, 506 & 508 Carnegie Center	1,315	40,914	—	—	—	—	42,229
10 & 20 Burlington Mall Rd & 91 Hartwell	863	925	994	1,069	32,524	—	36,375
10 Cambridge Center	776	844	916	29,677	—	—	32,213
Sumner Square	645	694	747	804	865	23,826	27,581
Eight Cambridge Center	701	757	819	22,911	—	—	25,188
1301 New York Avenue	1,652	1,781	21,628	—	—	—	25,061
510 Carnegie Center	736	23,519	—	—	—	—	24,255
Reston Corporate Center	744	20,524	—	—		—	21,268
University Place	864	925	992	1,063	1,139	16,220	21,203
Bedford Business Park	890	16,859	—	—		—	17,749
South of Market	—	—	11,490	—	—	—	11,490

	45,489	1,272,794	195,940	355,625	542,781	266,833	2,679,462

Unsecured Senior Notes	—	—	—	—	—	1,921,475	1,921,475
Unsecured Line of Credit	—	—	—	—	—	—	—

	$45,489	$1,272,794	$195,940	$355,625	$542,781	$2,188,308	$4,600,937

% of Total Debt	0.99%	27.66%	4.26%	7.73%	11.80%	47.56%	100.00%
Balloon Payments	$—	$1,234,782	$170,188	$332,339	$528,697	$2,141,505	$4,407,511
Scheduled Amortization	$45,489	$38,012	$25,752	$23,286	$14,084	$46,803	$193,426

(1)	In July 2005, the Company refinanced the debt on the property through a secured draw on the Company’s revolving line of credit facility. The facility expires on August 3, 2010. On December 19, 2006, the Company entered into an interest rate lock agreement with a lender for a fixed interest rate of 5.57% per annum on a ten-year mortgage financing totaling approximately $750.0 million to be collateralized by the Company’s 599 Lexington Avenue property in New York City expected to close in the first quarter.

Boston Properties, Inc.

Fourth Quarter 2006

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2006 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

December 31, 2006
Total Assets:
Capitalized Property Value	$11,760,692
Cash and Cash Equivalents	725,788
Undeveloped Land, at Cost	183,404
Development in Process, at Cost (including Joint Venture %)	183,666

Total Assets	$12,853,550

Unencumbered Assets	$6,903,184

Secured Debt (Fixed and Variable) (1)	$2,659,366
Joint Venture Debt	229,313
Contingent Liabilities & Letters of Credit	25,807
Unsecured Debt (2)	1,925,000

Total Outstanding Debt	$4,839,486

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$95,823
Add: Interest Expense (per Consolidated Income Statement)	71,423
Add: Depreciation and Amortization (per Consolidated Income Statement)	70,452
Add: Loss from early extinguishment of debt	11

EBITDA	237,709
Add: Company share of unconsolidated joint venture EBITDA	6,379

Consolidated EBITDA	$244,088

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$71,423
Add: Company share of unconsolidated joint venture interest expense	3,247
Less: Amortization of financing costs	(942)
Less: Interest expense funded by construction loan draws	—

Adjusted Interest Expense	$73,728

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	37.7%
Secured Debt/Total Assets	Less than 50%	22.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.31
Unencumbered Assets/ Unsecured Debt	Greater than 150%	358.6%

Unencumbered Consolidated EBITDA		$124,861

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.77

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		51.2%

# of unencumbered properties		80

(1)	Excludes Fair Value Adjustment of $20,096.
(2)	Excludes Debt Discount of $3,525.

Boston Properties, Inc.

Fourth Quarter 2006

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2006

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue	Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined
Total Equity (5)	$6,638	$35,120	$209	$696	$6,045	$22,177	$10,069	$2,757	$83,711

Mortgage/Construction loans payable (5)	$45,056	$66,628	$—	$42,499	$14,953	$21,752	$26,625	$11,800	$229,313

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%	23.89%	50.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2006

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined

REVENUE
Total revenue	$5,448	$8,204	$78	$7,807		$—	$—	$3,864	$—	$25,401	(6)

EXPENSES
Operating	1,976	2,950	110	2,449		—	—	1,324	—	8,809

SUBTOTAL	3,472	5,254	(32)	5,358		—	—	2,540	—	16,592

Interest	1,748	2,691	—	2,231		—	—	1,770	—	8,440
Depreciation and amortization	1,475	1,572	—	1,503		—	—	1,420	—	5,970

SUBTOTAL	3,223	4,263	—	3,734		—	—	3,190	—	14,410

Gains on sale of real estate	—	—	(11)	—		—	—	—	—	(11)

NET INCOME/(LOSS)	$249	$991	$(43)	$1,624		$—	$—	$(650)	$—	$2,171

BXP’s share of net income/(loss)	$125	$505	$(14)	$887	(7)	$—	$—	$(163)	$—	$1,340
BXP’s share of depreciation & amortization	737	802	—	356		—	—	355	—	2,250

BXP’s share of Funds from Operations (FFO)	$862	$1,307	$(14)	$1,243		$—	$—	$192	$—	$3,590

(1)	On September 15, 2006, the joint venture sold this property.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(5)	Represents the Company’s share.
(6)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately ($230) and ($894), respectively, for the three months ended December 31, 2006.
(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Fourth Quarter 2006

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
Metropolitan Square (51%)	$978	$1,061	$1,152	$63,437	$—	$—	$66,628
Market Square North (50%)	1,081	1,167	1,260	41,548	—	—	45,056
901 New York Avenue (25%)	—	554	635	669	704	39,937	42,499
505 9th Street (50%)	—	—	—	—	—	21,752	21,752	(1)
Wisconsin Place (23.89%)	1,429	1,395	12,129			—	14,953	(2)
New York Land Venture (50%)	—	11,800	—	—	—	—	11,800

	$3,488	$15,977	$15,176	$105,654	$704	$61,689	$202,688

Weighted Average Rate (2)	7.95%	7.56%	6.98%	8.00%	5.19%	5.49%	7.11%
% of Total Debt	1.72%	7.88%	7.49%	52.13%	0.35%	30.44%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	17.10%	7.08%	1.5years
Fixed Rate Debt	82.90%	7.11%	5.3years

Total Debt	100.00%	7.11%	4.7years

(*)	All amounts represent the Company’s share. Amounts exlcude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Amount represents outstanding construction financing under a $60.0 million loan commitment (of which the Company’s share is $30.0 million), which bears interest at a fixed rate of 5.73% per annum, and a $35.0 million loan commitment (of which the Company’s share is $17.5 million), which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing is convertible to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.
(2)	Approximately $12.1 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The weighted-average interest rates exclude the impact of this loan.

Boston Properties, Inc.

Fourth Quarter 2006

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Company intends to leverage its regional operating platform to source and acquire properties that will generate opportunity for value creation through repositioning, capital improvements and/or leasing strategies. The Value-Added Fund has total equity commitments of $140 million. The investment period expired on October 25, 2006. The Company will receive asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
Worldgate Plaza, Herndon, VA	4	322,328	75.0%	$33.67	$14,250	(2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.64	1,875	(3)
Circle Star, San Carlos, CA	2	205,994	88.0%	46.51	10,500	(4)

Total	7	639,204	83.5%	$32.60	$26,625

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2006

Value-Added Fund
REVENUE

Total revenue (5)	$3,864

EXPENSES

Operating	1,324

SUBTOTAL	2,540

Interest	1,770
Depreciation and amortization	1,420

NET LOSS	$(650)

Company’s share of net loss	$(163)
Company’s share of depreciation & amortization	355

Company’s share of Funds from Operations (FFO)	$192

The Company’s Equity in the Value-Added Fund	$10,069

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at LIBOR plus 0.89% per annum and matures December 1, 2007 with two one-year extension options. As of December 31, 2006, the interest rate was 6.24% per annum.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $108 and ($894), respectively for the three months ended December 31, 2006.

Boston Properties, Inc.

Fourth Quarter 2006

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2006 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	8,131,878		21.0%	776,234	2.0%	8,908,112		28.5%	3.3%	26.3%
Greater Washington	7,781,091	(5)	18.1%	857,007	1.9%	8,638,098	(5)	27.6%	—	20.0%
Greater San Francisco	4,762,150		12.8%	—	—	4,762,150		15.2%	—	12.8%
Midtown Manhattan	6,622,316		37.1%	—	—	6,622,316		21.2%	—	37.1%
Princeton/East Brunswick, NJ	2,319,712		3.8%	—	—	2,319,712		7.4%	—	3.8%

	29,617,147		92.8%	1,633,241	3.9%	31,250,388		100.0%	3.3%	100.0%

% of Total	94.8%			5.2%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	19.6%	6.7%	26.3%
Greater Washington	6.3%	13.7%	20.0%
Greater San Francisco	10.4%	2.4%	12.8%
Midtown Manhattan	37.1%	—	37.1%
Princeton/East Brunswick, NJ	—	3.8%	3.8%

Total	73.4%	26.6%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	833	750,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	32,553	10,020,288

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income availabe to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,400,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2006

In-Service Property Listing

as of December 31, 2006

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,182,537	91.4%	$38.18	Y	CBD
	111 Huntington Avenue -The Prudential Center	CBD Boston MA	1	857,386	100.0%	51.21	N	CBD
	101 Huntington Avenue -The Prudential Center	CBD Boston MA	1	505,939	100.0%	37.16	Y	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	500,135	95.9%	65.53	Y(1)	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	50.50	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	87.3%	38.49	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.80	N	CBD
(2)	Four Cambridge Center	East Cambridge MA	1	198,295	66.0%	37.30	N	CBD
(2)	Five Cambridge Center	East Cambridge MA	1	237,752	63.2%	27.89	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	36.46	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.21	Y	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.70	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	38.57	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,998	87.3%	31.40	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	97.5%	30.49	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.17	Y	S
(2)	Prospect Place	Route 128 Mass Turnpike MA	1	298,893	68.7%	27.94	N	S
	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	79.1%	26.17	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.00	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	92.1%	33.23	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	33.76	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	91.3%	22.20	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	89,961	16.3%	20.67	Y	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.84	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	88.3%	24.45	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.22	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	24.47	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.70	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,689	96.4%	23.91	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	29.57	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	89.8%	38.73	N	S
	201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	36.63	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.31	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	21.27	N	S
	Newport Office Park	Route 128 South MA	1	171,957	97.4%	21.26	N	S

			42	8,131,878	92.1%	$37.25

Office/Technical
(2)	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	83.24	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.19	N	CBD
	Bedford Business Park	Route 128 Northwest MA	2	383,704	33.9%	19.06	Y	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.00	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	13.00	N	S

			6	776,234	67.3%	$46.86

		Total Greater Boston:	48	8,908,112	89.9%	$37.87

Boston Properties, Inc.

Fourth Quarter 2006

In-Service Property Listing (continued)

as of December 31, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2) Capital Gallery	Southwest Washington DC	1	614,312	91.8%	$41.69	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	34.95	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	99.9%	44.73	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.92	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	51.19	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	51.87	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	43.94	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	49.57	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	100.0%	40.81	Y	CBD
Democracy Center	Montgomery County MD	3	684,968	83.7%	32.36	Y	S
Montvale Center	Montgomery County MD	1	122,737	90.8%	24.73	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	38.10	N	S
Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	25.76	N	S
One Freedom Square	Fairfax County VA	1	414,207	100.0%	36.57	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	38.34	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	26.11	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	27.89	N	S
One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	39.48	N	S
New Dominion Technology Park -Building One	Fairfax County VA	1	235,201	100.0%	32.01	Y	S
New Dominion Technology Park -Building Two	Fairfax County VA	1	257,400	100.0%	41.19	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	30.90	Y	S
(2) 12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	33.20	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.45	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	32.24	N	S

		30	7,781,091	97.7%	$38.29

Office/Technical
Broad Run Business Park	Loudoun County	1	127,070	100.0%	19.85	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	18.99	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.46	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.45	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	15.53	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	17.20	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.98	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.93	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.33	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.72	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.44	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	24.66	N	S

		12	857,007	100.0%	$18.30

	Total Greater Washington:	42	8,638,098	98.0%	$36.27

Boston Properties, Inc.

Fourth Quarter 2006

In-Service Property Listing (continued)

as of December 31, 2006

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,018,291	100.0%	$67.62	Y(3)	CBD
Citigroup Center	Park Avenue NY	1	1,565,895	99.9%	69.28	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,697,564	99.8%	76.09	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	100.0%	62.69	Y	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	55.11	N	CBD

	Total Midtown Manhattan:	5	6,622,316	99.9%	$67.17

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$26.69	N	S
104 Carnegie Center	Princeton NJ	1	102,830	89.5%	31.21	N	S
105 Carnegie Center	Princeton NJ	1	70,029	81.1%	30.95	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.38	N	S
202 Carnegie Center	Princeton NJ	1	128,705	74.5%	29.37	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.81	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	74.5%	32.11	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	29.34	N	S
212 Carnegie Center	Princeton NJ	1	149,398	97.3%	34.90	N	S
214 Carnegie Center	Princeton NJ	1	150,774	76.8%	30.28	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	35.25	N	S
502 Carnegie Center	Princeton NJ	1	116,855	100.0%	33.65	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.85	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	35.42	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	30.00	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	25.00	Y	S
One Tower Center	East Brunswick NJ	1	412,224	64.9%	36.85	N	S

	Total Princeton/East Brunswick, NJ:	16	2,319,712	87.9%	$31.50

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	822,758	76.1%	$45.48	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	770,231	88.2%	46.52	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	770,972	93.4%	40.73	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,637	90.6%	58.48	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	31.04	N	S
601 and 651 Gateway	South San Francisco CA	2	505,813	91.9%	20.50	N	S
(2) 303 Almaden	San Jose, CA	1	157,537	100.0%	$26.90	N	CBD
(2) 3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$12.86	N	S

	Total Greater San Francisco:	12	4,762,150	90.2%	$39.03

	Total In-Service Properties:	123	31,250,388	94.2%	$43.73

(1)	93,181 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	The mortgage loan secured by 599 Lexington Avenue was refinanced through a secured draw on the Company’s revolving line of credit facility, which facility expires on August 3, 2010.

Boston Properties, Inc.

Fourth Quarter 2006

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	1,624,697	(1)	5.20%
2	Lockheed Martin	1,294,292		4.14%
3	Ernst & Young	1,164,969		3.73%
4	Citibank NA	1,142,009		3.65%
5	Genentech	553,799		1.77%
6	Shearman & Sterling	540,658		1.73%
7	Procter & Gamble	484,051		1.55%
8	Kirkland & Ellis	473,161	(2)	1.51%
9	Lehman Brothers	436,723		1.40%
10	Parametric Technology	380,987		1.22%
11	Washington Group International	365,245		1.17%
12	Finnegan Henderson Farabow	349,146	(3)	1.12%
13	Ann Taylor	338,942		1.08%
14	Orbital Sciences	337,228		1.08%
15	Northrop Grumman	327,677		1.05%
16	MIT	313,048		1.00%
17	Accenture	299,022		0.96%
18	Bingham McCutchen	291,415		0.93%
19	Akin Gump Strauss Hauer & Feld	290,132		0.93%
20	Biogen Idec	282,464		0.90%

	Total % of Portfolio Square Feet			36.13%
	Total % of Portfolio Revenue			37.10%

Major Future Signed Deals

Tenant	Property		Sq. Ft.
DLA Piper Rudnick Gray Cary US LLP	505 9th Street	(4)	231,748

(1)	Includes 96,660 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	Property is currently in development. Boston Properties has a 50% interest in this property.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	1,500,020	$56,498,556	$37.67	$56,671,830	$37.78	5.30%
2008	1,544,891	63,305,424	40.98	65,302,357	42.27	5.46%
2009	2,662,710	101,072,260	37.96	105,376,930	39.58	9.40%
2010	2,441,080	90,332,011	37.00	95,107,449	38.96	8.62%
2011	2,841,479	116,335,495	40.94	124,593,615	43.85	10.04%
2012	2,143,307	87,561,952	40.85	96,203,077	44.89	7.57%
2013	604,570	24,884,411	41.16	30,454,497	50.37	2.14%
2014	1,901,610	65,450,691	34.42	73,122,538	38.45	6.72%
2015	1,575,146	54,863,601	34.83	64,099,440	40.69	5.56%
2016	2,362,691	127,956,289	54.16	140,792,655	59.59	8.35%
Thereafter	6,719,690	361,484,941	53.79	440,276,916	65.52	23.73%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05
Midtown Manhattan	99.9%	98.3%	n/a	n/a	99.9%	98.3%
Greater Boston	93.2%	88.3%	90.7%	90.3%	92.1%	89.2%
Greater Washington	98.4%	99.1%	97.2%	96.0%	97.7%	97.3%
Greater San Francisco	87.7%	91.1%	96.9%	89.8%	90.2%	90.8%
Princeton/East Brunswick, NJ	n/a	n/a	87.9%	86.9%	87.9%	86.9%

Total Portfolio	95.6%	94.8%	93.3%	91.7%	94.7%	93.7%

*	Includes approximately 1,400,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2007	269,850	$5,044,371	$18.69	$5,044,371	$18.69	16.52%
2008	70,440	1,406,245	19.96	1,444,607	20.51	4.31%
2009	78,908	1,610,153	20.41	1,668,678	21.15	4.83%
2010	145,918	2,327,983	15.95	2,393,969	16.41	8.93%
2011	57,321	890,329	15.53	890,329	15.53	3.51%
2012	119,412	2,484,745	20.81	2,636,309	22.08	7.31%
2013	80,000	1,490,745	18.63	1,570,745	19.63	4.90%
2014	285,972	5,226,636	18.28	5,900,388	20.63	17.51%
2015	—	—	—	—	—	0.00%
2016	257,755	19,538,187	75.80	19,971,129	77.48	15.78%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	46.9%	100.0%	67.3%	100.0%
Greater Washington	n/a	n/a	100.0%	96.1%	100.0%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	81.0%	97.5%	84.5%	97.6%

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2007	38,246	$3,602,035	$94.18	(1)	$3,240,931	$84.74	(1)	3.01%
2008	75,169	$4,599,127	61.18	(2)	$4,611,908	61.35	(2)	5.92%
2009	62,915	$3,202,635	50.90		$3,251,641	51.68		4.95%
2010	99,548	$3,454,083	34.70		$3,556,815	35.73		7.84%
2011	67,336	$4,126,390	61.28		$4,355,956	64.69		5.30%
2012	111,889	$5,755,447	51.44		$6,185,480	55.28		8.81%
2013	69,538	$5,992,869	86.18		$6,479,445	93.18		5.48%
2014	49,237	$4,403,735	89.44		$4,941,518	100.36		3.88%
2015	92,275	$8,176,366	88.61		$8,830,082	95.69		7.27%
2016	87,179	$5,801,279	66.54		$6,659,107	76.38		6.86%
Thereafter	516,744	$29,653,549	57.39		$37,361,310	72.30		40.69%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $49.22 and $46.86 in 2007.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $56.52 and $56.79 in 2008.

Boston Properties, Inc.

Fourth Quarter 2006

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	1,808,116	$65,144,962	$36.03	$64,957,132	$35.93	5.8%
2008	1,690,500	69,310,796	41.00	71,358,872	42.21	5.4%
2009	2,804,533	105,885,048	37.75	110,297,250	39.33	9.0%
2010	2,686,546	96,114,077	35.78	101,058,233	37.62	8.6%
2011	2,966,136	121,352,214	40.91	129,839,899	43.77	9.5%
2012	2,374,608	95,802,144	40.34	105,024,866	44.23	7.6%
2013	754,108	32,368,025	42.92	38,504,687	51.06	2.4%
2014	2,236,819	75,081,062	33.57	83,964,444	37.54	7.2%
2015	1,667,421	63,039,966	37.81	72,929,522	43.74	5.3%
2016	2,707,625	153,295,755	56.62	167,422,891	61.83	8.7%
Thereafter	7,236,434	391,138,490	54.05	477,638,226	66.00	23.2%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05
Midtown Manhattan	99.9%	98.3%	n/a	n/a	99.9%	98.3%
Greater Boston	93.6%	88.5%	85.7%	91.4%	89.9%	89.9%
Greater Washington	98.4%	99.1%	97.7%	96.0%	98.0%	97.2%
Greater San Francisco	87.7%	91.1%	96.9%	89.8%	90.2%	90.8%
Princeton/East Brunswick, NJ	n/a	n/a	87.9%	86.9%	87.9%	86.9%

Total Portfolio	95.7%	94.8%	92.0%	92.4%	94.2%	93.8%

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	391,549	$13,709,480	$35.01	$13,856,772	$35.39		144,140	$2,270,887	$15.75	$2,270,887	$15.75
2008	731,769	23,316,327	31.86	23,791,863	32.51		—	—	—	—	—
2009	1,399,874	50,814,410	36.30	53,939,358	38.53		—	—	—	—	—
2010	438,173	14,059,571	32.09	14,740,910	33.64		—	—	—	—	—
2011	1,346,395	49,265,828	36.59	54,050,238	40.14		—	—	—	—	—
2012	856,638	31,420,611	36.68	33,010,835	38.54		67,362	1,494,754	22.19	1,646,319	24.44
2013	204,823	9,246,327	45.14	10,293,835	50.26		80,000	1,490,745	18.63	1,570,745	19.63
2014	542,400	20,621,515	38.02	21,902,957	40.38		—	—	—	—	—
2015	246,454	9,208,239	37.36	10,105,276	41.00		—	—	—	—	—
2016	215,172	6,494,733	30.18	7,042,261	32.73		225,532	19,043,922	84.44	19,343,880	85.77
Thereafter	345,131	13,694,221	39.68	17,640,785	51.11		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	7,014	$2,232,321	$318.27	$1,919,217	$273.63	(1)	542,703	$18,212,688	$33.56	$18,046,876	$33.25
2008	8,159	1,260,486	154.49	1,252,494	153.51	(2)	739,928	24,576,813	33.22	25,044,358	33.85
2009	9,543	1,076,830	112.84	1,085,938	113.79		1,409,417	51,891,240	36.82	55,025,296	39.04
2010	41,291	739,345	17.91	739,345	17.91		479,464	14,798,917	30.87	15,480,255	32.29
2011	14,528	1,046,507	72.03	1,080,397	74.37		1,360,923	50,312,335	36.97	55,130,635	40.51
2012	62,916	2,568,442	40.82	2,669,224	42.43		986,916	35,483,808	35.95	37,326,378	37.82
2013	27,848	3,177,402	114.10	3,320,474	119.24		312,671	13,914,474	44.50	15,185,054	48.57
2014	19,902	2,236,116	112.36	2,395,660	120.37		562,302	22,857,631	40.65	24,298,617	43.21
2015	43,651	5,921,712	135.66	6,244,557	143.06		290,105	15,129,951	52.15	16,349,834	56.36
2016	14,617	1,496,848	102.40	1,823,637	124.76		455,321	27,035,503	59.38	28,209,778	61.96
Thereafter	391,737	14,663,364	37.43	17,090,929	43.63		736,868	28,357,585	38.48	34,731,714	47.13

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $68.18 and $62.17 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $111.51 and $111.51 in 2008.

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	85,204	$2,573,878	$30.21	$2,659,138	$31.21		—	$—	$—	$—	$—
Q2 2007	167,664	5,904,425	35.22	5,904,425	35.22		—	—	—	—	—
Q3 2007	41,417	1,310,638	31.64	1,310,638	31.64		144,140	2,270,887	15.75	2,270,887	15.75
Q4 2007	97,264	3,920,540	40.31	3,982,572	40.95		—	—	—	—	—

Total 2007	391,549	$13,709,480	$35.01	$13,856,772	$35.39		144,140	2,270,887	15.75	2,270,887	15.75

Q1 2008	216,097	$6,782,613	$31.39	$6,989,950	$32.35		—	$—	$—	$—	$—
Q2 2008	266,336	8,596,440	32.28	8,661,469	32.52		—	—	—	—	—
Q3 2008	127,182	3,736,114	29.38	3,729,168	29.32		—	—	—	—	—
Q4 2008	122,154	4,201,160	34.39	4,411,277	36.11		—	—	—	—	—

Total 2008	731,769	$23,316,327	$31.86	$23,791,863	$32.51		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	1,076	$524,204	$487.18	$392,204	$364.50		86,280	$3,098,082	$35.91	$3,051,342	$35.37
Q2 2007	1,702	914,530	537.33	710,722	417.58		169,366	6,818,955	40.26	6,615,147	39.06
Q3 2007	5	324,996	64,999.20	299,796	59,959.20		185,562	3,906,521	21.05	3,881,321	20.92
Q4 2007	4,231	468,591	110.75	516,495	122.07		101,495	4,389,131	43.24	4,499,067	44.33

Total 2007	7,014	2,232,321	$318.27	$1,919,217	$273.63	(1)	542,703	$18,212,688	$33.56	$18,046,876	$33.25

Q1 2008	2,690	$431,949.36	$160.58	419,949	$156.12		218,787	$7,214,562	$32.98	$7,409,899	$33.87
Q2 2008	—	—	—	—	—		266,336	8,596,440	32.28	8,661,469	32.52
Q3 2008	—	—	—	—	—		127,182	3,736,114	29.38	3,729,168	29.32
Q4 2008	5,469	828,537	151.50	832,545	152.23		127,623	5,029,697	39.41	5,243,822	41.09

Total 2008	8,159	$1,260,486	$154.49	$1,252,494	$153.51	(2)	739,928	$24,576,813	$33.22	$25,044,358	$33.85

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $68.18 and $62.17 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $111.51 and $111.51 in 2008.

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	343,035	$12,192,438	$35.54	$12,199,434	$35.56	125,710	$2,773,484	$22.06	$2,773,484	$22.06
2008	160,135	5,615,761	35.07	5,765,540	36.00	70,440	1,406,245	19.96	1,444,607	20.51
2009	691,108	24,128,494	34.91	24,625,141	35.63	78,908	1,610,153	20.41	1,668,678	21.15
2010	870,089	34,830,168	40.03	36,975,435	42.50	145,918	2,327,983	15.95	2,393,969	16.41
2011	770,079	27,272,844	35.42	29,952,675	38.90	57,321	890,329	15.53	890,329	15.53
2012	947,176	35,068,926	37.02	38,701,299	40.86	52,050	989,990	19.02	989,990	19.02
2013	65,364	1,961,603	30.01	2,271,411	34.75	—	—	—	—	—
2014	446,582	16,388,345	36.70	19,296,020	43.21	285,972	5,226,636	18.28	5,900,388	20.63
2015	784,442	29,121,601	37.12	34,689,772	44.22	—	—	—	—	—
2016	304,129	8,936,266	29.38	11,028,960	36.26	32,223	494,265	15.34	627,249	19.47
Thereafter	1,838,600	81,853,282	44.52	100,131,353	54.46	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	6,549	97,283	14.85	97,283	14.85	475,294	$15,063,205	$31.69	$15,070,201	$31.71
2008	18,152	782,738	43.12	793,255	43.70	248,727	7,804,744	31.38	8,003,402	32.18
2009	22,687	745,427	32.86	769,345	33.91	792,703	26,484,074	33.41	27,063,164	34.14
2010	20,590	810,496	39.36	865,754	42.05	1,036,597	37,968,647	36.63	40,235,158	38.81
2011	18,533	840,936	45.38	863,822	46.61	845,933	29,004,109	34.29	31,706,826	37.48
2012	11,984	410,987	34.29	494,340	41.25	1,011,210	36,469,902	36.07	40,185,629	39.74
2013	13,377	631,805	47.23	734,208	54.89	78,741	2,593,407	32.94	3,005,618	38.17
2014	9,602	428,979	44.68	495,769	51.63	742,156	22,043,959	29.70	25,692,178	34.62
2015	17,701	769,520	43.47	905,823	51.17	802,143	29,891,122	37.26	35,595,595	44.38
2016	13,304	606,532	45.59	683,895	51.41	349,656	10,037,063	28.71	12,340,104	35.29
Thereafter	25,493	838,092	32.88	1,264,278	49.59	1,864,093	82,691,374	44.36	101,395,632	54.39

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	7,744	$286,907	$37.05	$286,907	$37.05	—	$—	$—	$—	$—
Q2 2007	54,490	2,124,572	38.99	2,124,572	38.99	14,338	225,545	15.73	225,545	15.73
Q3 2007	258,822	9,000,365	34.77	9,000,365	34.77	—	—	—	—	—
Q4 2007	21,979	780,594	35.52	787,591	35.83	111,372	2,547,939	22.88	2,547,939	22.88

Total 2007	343,035	$12,192,438	$35.54	$12,199,434	$35.56	125,710	$2,773,484	$22.06	$2,773,484	$22.06

Q1 2008	35,095	$1,194,780	$34.04	$1,220,079	$34.77	—	$—	$—	$—	$—
Q2 2008	58,362	2,161,800	37.04	2,216,527	37.98	23,439	397,492	16.96	407,481	17.38
Q3 2008	40,506	1,412,774	34.88	1,452,873	35.87	—	—	—	—	—
Q4 2008	26,172	846,407	32.34	876,060	33.47	47,001	1,008,753	21.46	1,037,126	22.07

Total 2008	160,135	$5,615,761	$35.07	$5,765,540	$36.00	70,440	$1,406,245	$19.96	$1,444,607	$20.51

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2007	752	$26,436	$35.15	$26,436	$35.15	8,496	$313,343	$36.88	$313,343	$36.88
Q2 2007	5,797	70,847	12.22	70,847	12.22	74,625	2,420,964	32.44	2,420,964	32.44
Q3 2007	—	—	—	—	—	258,822	9,000,365	34.77	9,000,365	34.77
Q4 2007	—	—	—	—	—	133,351	3,328,533	24.96	3,335,529	25.01

Total 2007	6,549	$97,283	$14.85	97,283	$14.85	475,294	$15,063,205	$31.69	15,070,201	$31.71

Q1 2008	—	$—	$—	$—	$—	35,095	$1,194,780	$34.04	$1,220,079	$34.77
Q2 2008	—	—	—	—	—	81,801	2,559,292	31.29	2,624,008	32.08
Q3 2008	18,152	782,738	43.12	793,255	43.70	58,658	2,195,512	37.43	2,246,128	38.29
Q4 2008	—	—	—	—	—	73,173	1,855,160	25.35	1,913,187	26.15

Total 2008	18,152	$782,738	$43.12	$793,255	$43.70	248,727	$7,804,744	$31.38	$8,003,402	$32.18

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	367,829	$16,148,471	$43.90	$16,166,951	$43.95	—	$—	$—	$—	$—
2008	316,240	12,245,470	38.72	12,380,303	39.15	—	—	—	—	—
2009	164,736	7,278,160	44.18	7,466,870	45.33	—	—	—	—	—
2010	751,438	19,350,125	25.75	20,776,540	27.65	—	—	—	—	—
2011	277,158	21,513,185	77.62	21,394,553	77.19	—	—	—	—	—
2012	160,101	7,099,506	44.34	8,288,827	51.77	—	—	—	—	—
2013	133,639	5,011,379	37.50	5,642,456	42.22	—	—	—	—	—
2014	389,722	13,396,876	34.38	15,193,833	38.99	—	—	—	—	—
2015	324,236	8,166,321	25.19	9,883,976	30.48	—	—	—	—	—
2016	797,637	30,593,995	38.36	33,653,564	42.19	—	—	—	—	—
Thereafter	266,022	10,775,350	40.51	13,110,024	49.28	—	—	—	—	—
	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	24,683	$1,255,631	$50.87	$1,207,631	$48.93	392,512	$17,404,102	$44.34	$17,374,582	$44.27
2008	34,132	1,823,022	53.41	1,841,230	53.94	350,372	14,068,492	40.15	14,221,532	40.59
2009	30,685	1,380,378	44.99	1,396,359	45.51	195,421	8,658,538	44.31	8,863,229	45.35
2010	37,667	1,904,241	50.55	1,951,716	51.81	789,105	21,254,366	26.93	22,728,256	28.80
2011	19,725	847,003	42.94	900,692	45.66	296,883	22,360,188	75.32	22,295,245	75.10
2012	30,939	2,044,088	66.07	2,154,613	69.64	191,040	9,143,593	47.86	10,443,441	54.67
2013	13,800	827,845	59.99	911,705	66.07	147,439	5,839,224	39.60	6,554,161	44.45
2014	8,365	535,307	63.99	591,420	70.70	398,087	13,932,183	35.00	15,785,252	39.65
2015	30,923	1,485,134	48.03	1,679,701	54.32	355,159	9,651,454	27.18	11,563,678	32.56
2016	7,887	434,540	55.10	482,894	61.23	805,524	31,028,535	38.52	34,136,458	42.38
Thereafter	895	103,867	116.05	59,098	66.03	266,917	10,879,217	40.76	13,169,122	49.34

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	99,936	$4,252,838	$42.56	$4,252,838	$42.56	—	$—	$—	$—	$—
Q2 2007	165,574	7,383,474	44.59	7,383,474	44.59	—	—	—	—	—
Q3 2007	88,428	4,002,534	45.26	4,002,534	45.26	—	—	—	—	—
Q4 2007	13,891	509,626	36.69	528,106	38.02	—	—	—	—	—

Total 2007	367,829	$16,148,471	$43.90	$16,166,951	$43.95	—	—	—	—	—

Q1 2008	180,016	$6,794,129	$37.74	$6,813,808	$37.85	—	$—	$—	$—	$—
Q2 2008	20,745	788,915	38.03	891,733	42.99	—	—	—	—	—
Q3 2008	84,706	3,651,312	43.11	3,592,755	42.41	—	—	—	—	—
Q4 2008	30,773	1,011,113	32.86	1,082,007	35.16	—	—	—	—	—

Total 2008	316,240	$12,245,470	$38.72	$12,380,303	$39.15	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	6,111	$244,612	$40.03	$196,612	$32.17	106,047	$4,497,450	$42.41	$4,449,450	$41.96
Q2 2007	868	75,438	86.91	75,438	86.91	166,442	7,458,912	44.81	7,458,912	44.81
Q3 2007	10,288	693,537	67.41	693,537	67.41	98,716	4,696,070	47.57	4,696,070	47.57
Q4 2007	7,416	242,044	32.64	242,044	32.64	21,307	751,671	35.28	770,150	36.15

Total 2007	24,683	$1,255,631	$50.87	$1,207,631	$48.93	392,512	$17,404,102	$44.34	$17,374,582	$44.27

Q1 2008	5,933	$312,988	$52.75	$312,988	$52.75	185,949	$7,107,117	$38.22	$7,126,796	38.33
Q2 2008	1,242	128,599	103.54	128,599	103.54	21,987	917,514	41.73	1,020,333	46.41
Q3 2008	13,152	736,139	55.97	736,139	55.97	97,858	4,387,451	44.83	4,328,894	44.24
Q4 2008	13,805	645,296	46.74	663,503	48.06	44,578	1,656,409	37.16	1,745,510	39.16

Total 2008	34,132	1,823,022	53.41	1,841,230	53.94	350,372	$14,068,492	$40.15	$14,221,532	$40.59

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	27,011	$1,876,537	$69.47	$1,877,044	$69.49	—	$—	$—	$—	$—
2008	322,916	21,685,883	67.16	22,908,836	70.94	—	—	—	—	—
2009	138,519	9,672,287	69.83	9,810,720	70.83	—	—	—	—	—
2010	258,452	17,815,074	68.93	18,294,147	70.78	—	—	—	—	—
2011	99,909	6,874,330	68.81	7,275,009	72.82	—	—	—	—	—
2012	160,462	13,551,753	84.45	15,553,735	96.93	—	—	—	—	—
2013	56,636	3,971,294	70.12	7,161,817	126.45	—	—	—	—	—
2014	4,172	242,810	58.20	287,451	68.90	—	—	—	—	—
2015	65,862	4,229,149	64.21	4,546,953	69.04	—	—	—	—	—
2016	1,045,753	81,931,295	78.35	89,067,870	85.17	—	—	—	—	—
Thereafter	4,200,586	252,938,834	60.22	306,848,258	73.05	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$16,800	$—	$16,800	$—	27,011	$1,893,337	$70.10	$1,893,844	$70.11
2008	14,726	732,881	49.77	724,929	49.23	337,642	22,418,763	66.40	23,633,765	70.00
2009	—	—	—	—	—	138,519	9,672,287	69.83	9,810,720	70.83
2010	—	—	—	—	—	258,452	17,815,074	68.93	18,294,147	70.78
2011	14,550	1,391,943	95.67	1,511,044	103.85	114,459	8,266,273	72.22	8,786,053	76.76
2012	6,050	731,931	120.98	867,303	143.36	166,512	14,283,684	85.78	16,421,037	98.62
2013	14,513	1,355,817	93.42	1,513,058	104.26	71,149	5,327,111	74.87	8,674,875	121.93
2014	11,368	1,203,334	105.85	1,458,669	128.31	15,540	1,446,144	93.06	1,746,120	112.36
2015	—	—	—	—	—	65,862	4,229,149	64.21	4,546,953	69.04
2016	51,371	3,263,359	63.53	3,668,681	71.42	1,097,124	85,194,654	77.65	92,736,551	84.53
Thereafter	98,619	14,048,225	142.45	18,947,005	192.12	4,299,205	266,987,060	62.10	325,795,263	75.78

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	27,011	1,876,537	69.47	1,877,044	69.49	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	27,011	$1,876,537	$69.47	$1,877,044	$69.49	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2008	9,481	582,107	61.40	582,107	61.40	—	—	—	—	—
Q3 2008	64,310	4,347,386	67.60	4,347,386	67.60	—	—	—	—	—
Q4 2008	249,125	16,756,390	67.26	17,979,343	72.17	—	—	—	—	—

Total 2008	322,916	$21,685,883	$67.16	$22,908,836	$70.94	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	27,011	1,876,537	69.47	1,877,044	69.49
Q4 2007	—	16,800	—	16,800	—	—	16,800	—	16,800	—

Total 2007	—	$16,800	$—	$16,800	$—	27,011	$1,893,337	$70.10	$1,893,844	$70.11

Q1 2008	12,386	$600,000	$48.44	600,000	$48.44	12,386	$600,000	$48.44	600,000	$48.44
Q2 2008	350	26,166	74.76	26,166	74.76	9,831	608,273	61.87	608,273	61.87
Q3 2008	—	—	—	—	—	64,310	4,347,386	67.60	4,347,386	67.60
Q4 2008	1,990	106,714	53.63	98,763	49.63	251,115	16,863,105	67.15	18,078,107	71.99

Total 2008	14,726	$732,881	$49.77	$724,929	$49.23	337,642	$22,418,763	$66.40	$23,633,765	$70.00

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	370,596	$12,571,629	$33.92	$12,571,629	$33.92	—	$—	$—	$—	$—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	268,473	9,178,909	34.19	9,534,841	35.52	—	—	—	—	—
2010	122,928	4,277,074	34.79	4,320,417	35.15	—	—	—	—	—
2011	347,938	11,409,309	32.79	11,921,140	34.26	—	—	—	—	—
2012	18,930	421,156	22.25	648,381	34.25	—	—	—	—	—
2013	144,108	4,693,810	32.57	5,084,978	35.29	—	—	—	—	—
2014	518,734	14,801,145	28.53	16,442,277	31.70	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	370,596	$12,571,629	$33.92	$12,571,629	$33.92
2008	—	—	—	—	—	13,831	441,984	31.96	455,815	32.96
2009	—	—	—	—	—	268,473	9,178,909	34.19	9,534,841	35.52
2010	—	—	—	—	—	122,928	4,277,074	34.79	4,320,417	35.15
2011	—	—	—	—	—	347,938	11,409,309	32.79	11,921,140	34.26
2012	—	—	—	—	—	18,930	421,156	22.25	648,381	34.25
2013	—	—	—	—	—	144,108	4,693,810	32.57	5,084,978	35.29
2014	—	—	—	—	—	518,734	14,801,145	28.53	16,442,277	31.70
2015	—	—	—	—	—	154,152	4,138,290	26.85	4,873,463	31.61
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	69,351	2,223,253	32.06	2,546,496	36.72

Boston Properties, Inc.

Fourth Quarter 2006

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	28,933	$1,053,839	$36.42	$1,053,839	$36.42	—	$—	$—	$—	$—
Q2 2007	21,198	729,695	34.42	729,695	34.42	—	—	—	—	—
Q3 2007	170,693	5,350,943	31.35	5,350,943	31.35	—	—	—	—	—
Q4 2007	149,772	5,437,152	36.30	5,437,152	36.30	—	—	—	—	—

Total 2007	370,596	$12,571,629	$33.92	$12,571,629	$33.92	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—

Total 2008	13,831	$441,984	$31.96	$455,815	$32.96	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	28,933	$1,053,839	$36.42	$1,053,839	$36.42
Q2 2007	—	—	—	—	—	21,198	729,695	34.42	729,695	34.42
Q3 2007	—	—	—	—	—	170,693	5,350,943	31.35	5,350,943	31.35
Q4 2007	—	—	—	—	—	149,772	5,437,152	36.30	5,437,152	36.30

Total 2007	—	$—	$—	$—	$—	370,596	$12,571,629	$33.92	$12,571,629	$33.92

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	13,831	441,984	31.96	455,815	32.96

Total 2008	—	$—	$—	$—	$—	13,831	$441,984	$31.96	$455,815	$32.96

Boston Properties, Inc.

Fourth Quarter 2006

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	153,639	$8,100,876	(1)	$52.73	$7,897,464	(1)	$51.40	274,027	$9,756,543	$35.60	$9,756,543	$35.60
2008	270,575	$11,260,330	(2)	41.62	$11,237,331	(2)	41.53	40,224	1,756,913	43.68	1,796,756	44.67
2009	852,456	$33,102,838		38.83	$35,595,294		41.76	398,428	14,851,453	37.28	15,286,606	38.37
2010	173,475	$5,966,598		34.39	$6,164,616		35.54	447,695	20,271,518	45.28	21,578,045	48.20
2011	669,420	$33,574,811		50.16	$37,185,174		55.55	210,800	9,636,780	45.72	10,429,060	49.47
2012	372,238	$17,299,065		46.47	$18,139,331		48.73	91,522	3,832,798	41.88	3,906,113	42.68
2013	216,287	$11,860,061		54.83	$12,952,337		59.88	7,265	317,258	43.67	370,703	51.03
2014	474,948	$20,469,481		43.10	$21,644,512		45.57	63,796	3,259,081	51.09	3,885,715	60.91
2015	275,473	$14,827,562		53.83	$16,047,444		58.25	356,839	17,606,597	49.34	20,651,657	57.87
2016	296,421	$22,336,670		75.35	$23,215,945		78.32	57,782	2,472,363	42.79	3,042,248	52.65
Thereafter	603,268	$22,947,735		38.04	$28,782,463		47.71	1,302,625	61,678,212	47.35	80,464,313	61.77

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	27,011	$1,893,337		$70.10	$1,893,844		$70.11	367,851	$16,795,936	$45.66	$16,757,048	$45.55
2008	337,642	22,418,763		66.40	23,633,765		70.00	294,637	12,695,841	43.09	12,805,223	43.46
2009	138,519	9,672,287		69.83	9,810,720		70.83	162,974	7,872,723	48.31	8,008,060	49.14
2010	258,452	17,815,074		68.93	18,294,147		70.78	233,909	13,377,869	57.19	14,102,000	60.29
2011	114,459	8,266,273		72.22	8,786,053		76.76	275,146	21,820,525	79.31	21,692,435	78.84
2012	166,512	14,283,684		85.78	16,421,037		98.62	181,248	8,883,805	49.01	10,170,855	56.12
2013	71,149	5,327,111		74.87	8,674,875		121.93	137,428	5,544,900	40.35	6,207,386	45.17
2014	15,540	1,446,144		93.06	1,746,120		112.36	141,785	5,977,473	42.16	6,815,587	48.07
2015	65,862	4,229,149		64.21	4,546,953		69.04	133,197	5,635,579	42.31	6,007,608	45.10
2016	1,097,124	85,194,654		77.65	92,736,551		84.53	731,396	29,692,007	40.60	32,239,522	44.08
Thereafter	4,299,205	266,987,060		62.10	325,795,263		75.78	266,917	10,879,217	40.76	13,169,122	49.34

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 6,214 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $39.88 and rent on expiring leases with future step-up is $40.60 per square foot in 2007.
(2)	Includes 8,159 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $38.11 and rent on expiring leases with future step-up is $38.05 per square foot in 2008.

Boston Properties, Inc.

Fourth Quarter 2006

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	389,064	$10,111,812	$25.99	$10,149,412	$26.09	201,267	$5,306,661	$26.37	$5,313,658	$26.40
2008	469,353	13,316,483	28.37	13,807,027	29.42	208,503	6,047,831	29.01	6,206,646	29.77
2009	556,961	18,788,402	33.73	19,430,002	34.89	394,275	11,632,621	29.50	11,776,558	29.87
2010	305,989	8,832,318	28.86	9,315,639	30.44	588,902	17,697,129	30.05	18,657,113	31.68
2011	691,503	16,737,524	24.20	17,945,461	25.95	635,133	19,367,329	30.49	21,277,766	33.50
2012	614,678	18,184,743	29.58	19,187,047	31.21	919,688	32,637,104	35.49	36,279,516	39.45
2013	96,384	2,054,413	21.31	2,232,717	23.16	71,476	2,276,149	31.84	2,634,915	36.86
2014	87,354	2,388,149	27.34	2,654,105	30.38	678,360	18,784,878	27.69	21,806,463	32.15
2015	14,632	302,390	20.67	302,390	20.67	445,304	12,284,524	27.59	14,943,938	33.56
2016	158,900	4,698,833	29.57	4,993,833	31.43	291,874	7,564,699	25.92	9,297,855	31.86
Thereafter	133,600	5,409,851	40.49	5,949,251	44.53	561,468	21,013,162	37.43	20,931,318	37.28

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	24,661	$608,166	$24.66	$617,533	$25.04
2008	—	—	—	—	—	55,735	1,372,651	24.63	1,416,309	25.41
2009	—	—	—	—	—	32,447	785,816	24.22	855,169	26.36
2010	—	—	—	—	—	555,196	7,876,497	14.19	8,626,256	15.54
2011	—	—	—	—	—	21,737	539,664	24.83	602,810	27.73
2012	—	—	—	—	—	9,792	259,788	26.53	272,585	27.84
2013	—	—	—	—	—	10,011	294,323	29.40	346,775	34.64
2014	—	—	—	—	—	256,302	7,954,710	31.04	8,969,665	35.00
2015	—	—	—	—	—	221,962	4,015,875	18.09	5,556,069	25.03
2016	—	—	—	—	—	74,128	1,336,528	18.03	1,896,936	25.59
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	370,596	$12,571,629	$33.92	$12,571,629	$33.92	—	$—	$—	$—	$—
2008	13,831	441,984	31.96	455,815	32.96	—	—	—	—	—
2009	268,473	9,178,909	34.19	9,534,841	35.52	—	—	—	—	—
2010	122,928	4,277,074	34.79	4,320,417	35.15	—	—	—	—	—
2011	347,938	11,409,309	32.79	11,921,140	34.26	—	—	—	—	—
2012	18,930	421,156	22.25	648,381	34.25	—	—	—	—	—
2013	144,108	4,693,810	32.57	5,084,978	35.29	—	—	—	—	—
2014	518,734	14,801,145	28.53	16,442,277	31.70	—	—	—	—	—
2015	154,152	4,138,290	26.85	4,873,463	31.61	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,223,253	32.06	2,546,496	36.72	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2006

HOTEL PERFORMANCE

Long Wharf Marriott – Boston

	Fourth Quarter	Fourth Quarter	Percent	Year to Date	Year to Date	Percent
	2006	2005	Change	2006	2005	Change
Occupancy	81.0%	78.0%	3.8%	83.9%	81.4%	3.1%

Average Daily Rate	$244.57	$234.86	4.1%	$241.47	$220.17	9.7%

Revenue per available room	$198.10	$183.13	8.2%	$202.52	$179.12	13.1%

Cambridge Center Marriott

	Fourth Quarter	Fourth Quarter	Percent	Year to Date		Year to Date	Percent
	2006	2005	Change	2006		2005	Change
Occupancy	76.5%	70.1%	9.1%	75.1	%(1)	73.7%	1.9%

Average Daily Rate	$207.82	$195.65	6.2%	$194.52		$176.98	9.9%

Revenue per available room	$159.04	$137.15	16.0%	$146.15		$130.47	12.0%

(1)	For the twelve months ended December 31, 2006, the Cambridge Center Marriott underwent a room renovation project which totaled approximately $5.6 million.

Total Hotel Performance

	Fourth Quarter	Fourth Quarter	Percent	Year to Date	Year to Date	Percent
	2006	2005	Change	2006	2005	Change
Occupancy	78.7%	73.9%	6.5%	79.3%	77.4%	2.5%

Average Daily Rate	$225.56	$214.57	5.1%	$217.18	$197.82	9.8%

Revenue per available room	$177.89	$159.34	11.6%	$173.35	$153.95	12.6%

Boston Properties, Inc.

Fourth Quarter 2006

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05
Greater Boston	96.4%	89.9%	87.0%	93.3%	91.8%	91.5%
Greater Washington	99.9%	99.0%	97.6%	96.0%	98.4%	97.1%
Midtown Manhattan	99.9%	98.0%	n/a	n/a	99.9%	98.0%
Princeton/East Brunswick, NJ	n/a	n/a	87.9%	86.9%	87.9%	86.9%
Greater San Francisco	87.1%	91.1%	94.6%	89.8%	88.5%	90.8%

Total Portfolio	96.5%	94.8%	92.1%	93.0%	94.7%	94.1%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05	31-Dec-06	31-Dec-05
Total Office Portfolio	96.5%	94.8%	93.5%	92.4%	95.3%	93.9%
Total Office/Technical Portfolio	100.0%	100.0%	81.0%	97.5%	81.9%	97.6%

Total Portfolio	96.5%	94.8%	92.1%	93.0%	94.7%	94.1%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2006

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	95	17	2	114
Square feet	27,384,034	1,402,213	750,400	29,536,647
Percent of in-service properties	92.5%	85.9%	100.0%	92.3%
Occupancy @ 12/31/2005	93.9%	97.6%	—	94.1%
Occupancy @ 12/31/2006	95.3%	81.9%	—	94.7%
Percent change from 4th quarter 2006 over 4th quarter 2005 (2):
Rental revenue	1.9%	-12.3%	13.4%	2.4%
Operating expenses and real estate taxes	0.7%	-89.7%	7.9%	0.7%
Net Operating Income (3)	2.5%	8.1%	28.1%	3.3%
Net Operating Income (3) - without hotels				2.6%
Rental revenue - cash basis	1.2%	-14.4%	13.4%	1.8%
Net Operating Income (3) - cash basis (4)	1.5%	5.3%	28.2%	2.4%
Net Operating Income (3) - cash basis(4) - without hotels				1.6%
Same Property Lease Analysis - quarter ended December 31, 2006

		Office	Office/Technical	Total
Vacant space available @ 10/1/2006 (sf)		1,425,191	253,704	1,678,895
Square footage of leases expiring or terminated 10/1/2006-12/31/2006		476,466	33,400	509,866

Total space for lease (sf)		1,901,657	287,104	2,188,761

New tenants (sf)		542,855	—	542,855
Renewals (sf)		82,961	33,400	116,361

Total space leased (sf)		625,816	33,400	659,216

Space available @ 12/31/2006 (sf)		1,275,841	253,704	1,529,545

Net (increase)/decrease in available space (sf)		149,350	—	149,350
2nd generation Average lease term (months)		76	36	73
2nd generation Average free rent (days)		79	—	73
2nd generation TI/Comm PSF		$41.18	$—	$37.90
Increase (decrease) in 2nd generation gross rents (4)		29.63%	2.49%	28.86%
Increase (decrease) in 2nd generation net rents (4)		45.74%	5.19%	44.83%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 419,074 square feet.

Boston Properties, Inc.

Fourth Quarter 2006

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2006	12/31/2005
	(in thousands)
Net income available to common shareholders	$71,655	$154,063
Cumulative effect of a change in accounting principle, net of minority interest	—	4,235
Gains on sales of real estate from discontinued operations, net of minority interest	—	(39,364)
Income from discontinued operations, net of minority interest	—	(730)
Gains on sales of real estate, net of minority interest	(1,183)	(48,542)
Minority interest in Operating Partnership	26,691	16,928
Income from unconsolidated joint ventures	(1,340)	(1,530)
Minority interest in property partnership	—	(1,366)

Income before minority interests in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	95,823	83,694

Add:
Loss from early entinguishment of debt	11	—
Depreciation and amortization	70,452	66,290
Interest expense	71,423	74,804
General and administrative expense	16,198	13,136

Subtract:
Interest and other income	(11,571)	(2,726)
Development and management services income	(5,661)	(3,714)

Consolidated Net Operating Income	$236,675	$231,484

Same Property Net Operating Income	$219,651	$212,590

Net operating income from non Same Properties (1)	14,791	14,855
Termination income	2,233	4,039

Consolidated Net Operating Income	$236,675	$231,484

Same Property Net Operating Income	$219,651	$212,590
Less straight-line rent and fair value lease revenue	15,342	13,136

Same Property Net Operating Income - cash basis	$204,309	$199,454

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2006

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-06	31-Dec-05			31-Dec-06	31-Dec-05
Rental Revenue	$310,087	$303,918			$5,218	$5,949

Less Termination Income	2,233	1,753			—	—

Rental revenue - subtotal	307,854	302,165	5,689	1.9%	5,218	5,949	(731)	-12.3%

Operating expenses and real estate taxes	101,027	100,320	707	0.7%	128	1,240	(1,112)	-89.7%

Net Operating Income (1)	$206,827	$201,845	$4,982	2.5%	$5,090	$4,709	$381	8.1%

Rental revenue - subtotal	$307,854	$302,165			$5,218	$5,949

Less straight line rent and fair value lease revenue	15,260	13,183	2,077	15.8%	81	(49)	130	-265.3%

Rental revenue - cash basis	292,594	288,982	3,612	1.2%	5,137	5,998	(861)	-14.4%

Less:
Operating expenses and real estate taxes	101,027	100,320	707	0.7%	128	1,240	(1,112)	-89.7%

Net Operating Income (2) - cash basis	$191,567	$188,662	$2,905	1.5%	$5,009	$4,758	$251	5.3%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-06	31-Dec-05			31-Dec-06	31-Dec-05
Rental Revenue	$25,126	$22,162			$340,431	$332,029

Less Termination Income	—	—			2,233	1,753

Rental revenue - subtotal	25,126	22,162	$2,965	13.4%	338,198	330,276	7,923	2.4%

Operating expenses and real estate taxes	17,392	16,125	1,267	7.9%	118,547	117,685	862	0.7%

Net Operating Income (1)	$7,734	$6,036	$1,698	28.1%	$219,651	$212,590	$7,061	3.3%

Rental revenue - subtotal	$25,126	$22,162			$338,198	$330,276

Less straight line rent and fair value lease revenue	1	2	(1)	-50.0%	15,342	13,136	2,206	16.8%

Rental revenue - cash basis	25,125	22,160	2,966	13.4%	322,856	317,140	5,717	1.8%

Less:
Operating expenses and real estate taxes	17,392	16,125	1,267	7.9%	118,547	117,685	862	0.7%

Net Operating Income (2) - cash basis	$7,733	$6,034	$1,699	28.2%	$204,309	$199,454	$4,855	2.4%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Fourth Quarter 2006

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2006

	Office	Office/Technical	Total
Vacant space available @10/1/2006 (sf)	1,645,231	253,704	1,898,935
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	154,780	—	154,780
Leases expiring or terminated 10/1/2006-12/31/2006 (sf)	487,997	33,400	521,397

Total space for lease (sf)	2,288,008	287,104	2,575,112

New tenants (sf)	630,887	—	630,887
Renewals (sf)	82,961	33,400	116,361

Total space leased (sf)	713,848	33,400	747,248 (1)

Space available @ 12/31/2006 (sf)	1,574,160	253,704	1,827,864

Net (increase)/decrease in available space (sf)	71,071	—	71,071
2nd generation Average lease term (months)	99	36	86
2nd generation Average free rent (days)	66	—	71
2nd generation TI/Comm PSF	$34.29	$—	$32.03
Increase (decrease) in 2nd generation gross rents (2)	28.82%	2.49%	28.10%
Increase (decrease) in 2nd generation net rents (3)	44.23%	5.19%	43.38%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 507,106.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 507,106.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased
Boston	880	184,227	-1.35%	-4.07%	185,107
Washington	72,787	121,285	-0.39%	-1.10%	194,072
New York	5,398	209,965	47.28%	75.64%	215,363
San Francisco	—	114,844	6.67%	11.80%	114,844
Princeton	—	37,862	-9.38%	-13.68%	37,862

	79,065	668,183	28.10%	43.38%	747,248

Boston Properties, Inc.

Fourth Quarter 2006

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures
(in thousands)

	Q4 2006	Q3 2006	Q2 2006		Q1 2006		2005	2004	2003
Recurring capital expenditures	$10,174	$6,063	$5,275		$4,206		$22,369	$25,101	$18,514

Planned non-recurring capital expenditures associated with acquisition properties	1,551	1,809	289		220		2,957	4,889	4,464

Hotel improvements, equipment upgrades and replacements	1,213	505	1,988	(1)	4,263	(1)	4,097	1,001	2,345

	$12,938	$8,377	$7,552		$8,689		$29,423	$30,991	$25,323

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	2005	2004	2003
Office
Square feet	473,706	1,175,045	869,591	454,654	2,749,079	3,356,267	2,635,914

Tenant improvement and lease commissions PSF	$34.29	$19.89	$34.00	$38.40	$28.75	$24.74	$14.41

Office/Technical
Square feet	33,400	—	—	—	82,753	195,953	169,893

Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$2.89	$14.35	$6.43

Average tenant improvement and lease commissions PSF	$32.03	$19.89	$34.00	$38.40	$28.00	$24.17	$13.93

(1)	Includes approximately $1.6 million and $4.0 million of costs related to a room renovation project at Cambridge Center Marriott for the periods ended June 30, 2006 and March 31, 2006, respectively.

Boston Properties, Inc.

Fourth Quarter 2006

ACQUISITIONS/DISPOSITIONS

as of December 31, 2006

ACQUISITIONS

For the period from January 1, 2006 through December 31, 2006

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
303 Almaden Avenue, San Jose, CA	Jun-06	157,537	$45,200,000	$4,800,000	$50,000,000	100%
3200 Zanker Road, San Jose, CA	Aug-06	543,900	118,750,000	7,571,000	126,321,000	100%
Four and Five Cambridge Center	Nov-06	436,047	186,000,000	9,647,000	195,647,000	65%

Total Acquisitions		1,137,484	$349,950,000	$22,018,000	$371,968,000	86%

DISPOSITIONS

For the period from January 1, 2006 through December 31, 2006

Property	Date Disposed		Square Feet	Gross Sales Price		Book Gain
Prudential Center - Land Parcel	Feb-05	(1)	N/A	$51,100,000		$5,705,000
280 Park Avenue	Jun-06		1,179,000	1,200,000,000		713,533,000	(2)
265 Franklin Street (35% Ownership Interest)	Sep-06		347,000	59,500,000	(3)	17,985,000	(3)

Total Dispositions			1,526,000	$1,310,600,000		$737,223,000

(1)	During January 2006, this transaction qualified as a sale for financial reporting purposes as the continuing involvement provisions expired.
(2)	Subsequent to the sale, we signed new qualifying leases for 26,681 net rentable square feet of the 74,340 net rentable square foot master lease obligation related to the sale of 280 Park Avenue resulting in the recognition of approximately $21.0 million of additional book gain. We had deferred approximately $67.3 million of the book gain, which represented the maximum obligation under the master lease.
(3)	265 Franklin Street was owned through a joint venture in which we had a 35% interest. Amounts above represent our share of the Gross Sales Price and Book Gain.

Boston Properties, Inc.

Fourth Quarter 2006

VALUE CREATION PIPELINE - DEVELOPMENT IN PROGRESS (1)

as of December 31, 2006

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Total Construction Loan	Amount Drawn at December 31, 2006	Estimated Future Equity Requirement	Percentage Leased (2)
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	$22,426,092	$34,568,830	$26,756,800	$15,831,969	$1,217,907	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	45,838,831	65,000,000	47,500,000	21,752,416	—	87%
South of Market	Q1 2008	Q3 2009	Reston, VA	3	652,000	56,521,302	213,800,000	200,000,000	11,439,884	—	23%
77 Fourth Avenue	Q1 2008	Q4 2008	Waltham, MA	1	210,000	22,471,599	79,707,173	—	—	57,235,574	0%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	8,355,137	59,330,149	—	—	50,975,012	0%

Total Development Properties				6	1,368,000	$155,612,961	$452,406,152	$274,256,800	$49,024,269	$109,428,493	31%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2006
	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at December 31, 2006	Estimated Future Equity Requirement	Percentage Leased
Seven Cambridge Center Office	Q1 2006	Q1 2006	Cambridge, MA	1	231,028	$103,449,390	$103,500,000	$—	$—	$50,610	100%
Parcel E (12290 Sunrise Valley)	Q2 2006	Q2 2006	Reston, VA	1	182,424	38,451,129	38,500,000	—	—	48,871	100%
Capital Gallery expansion	Q2 2006	Q3 2007	Washington, D.C.	—	318,557	65,561,502	67,100,000	—	—	1,538,498	97%

Total Developments Placed in Service				2	732,009	$207,462,021	$209,100,000	$—	$—	$1,637,979	99%

(1)	In accordance with GAAP, a project is classified as a Development in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents percentage leased as of January 30, 2007.

Boston Properties, Inc.

Fourth Quarter 2006

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2006

		Developable
Location	Acreage	Square Feet
Reston, VA	34.8	1,130,000
Dulles, VA	76.6	934,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Rockville, MD	58.1	759,000
Waltham, MA	11.1	484,604
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Boston, MA	0.2	304,500
Chevy Chase, MD	1.0	300,000
Springfield, VA	5.9	300,000
Washington, D.C.	0.5	170,000
Andover, MA	10.0	110,000

	352.9	6,933,104

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2006

		Developable
Location	Acreage	Square Feet
Princeton, NJ (1)	149.9	1,900,000
Framingham, MA (2)	21.5	300,000
Cambridge, MA (3)	—	200,000

	171.4	2,400,000

(1)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(2)	Subject to ground lease.
(3)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Fourth Quarter 2006

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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